Goldman Sachs US Emerging/SMID Cap Growth Conference November 20, 2014

Safe Harbor Statement 2 11/20/2014 Forward-Looking Statements Information in this presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward- looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors more fully described under the caption “Risk Factors” in the annual report on Form 10-K and other periodic reports filed by us with the Securities and Exchange Commission. Any or all of our forward-looking statements in this presentation may turn out to be inaccurate. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. We have based these forward- looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward looking statements including, but not limited to: (1) changes in general economic and financial market conditions; (2) changes in the regulatory environment; (3) economic conditions generally and in the financial services industry; (4) changes in the economy affecting real estate values; (5) our ability to achieve loan and deposit growth; (6) the completion of future acquisitions or business combinations and our ability to integrate any acquired businesses into our business model; (7) projected population and income growth in our targeted market areas; (8) competitive pressures in our markets and industry; (9) our ability to attract and retain key personnel; (10) changes in accounting policies or judgments; and (11) volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans. All forward-looking statements are necessarily only estimates of future results and actual results may differ materially from expectations. You are, therefore, cautioned not to place undue reliance on such statements which should be read in conjunction with the other cautionary statements that are included elsewhere in this presentation. Further, any forward-looking statement speaks only as of the date on which it is made and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

3 We’ve Built One Bank out of Seven Acquisitions ■ Single national charter: Capital Bank, NA ■ Single scalable processing platform ■ Consistent branding ■ Centralized back-office ■ Uniform products, pricing, and management ■ Appropriate governance, compliance, and enterprise risk management ■ Common culture of performance and accountability 11/20/2014

# Positioned in Southeastern Growth Markets

MSA-level projected population growth rates 2014-2019

**Nashville**
**6.2%**



Winston-Salem
Knoxville
Raleigh
Nashville
TN
NC
Charlotte
Columbia
SC
Charleston
AL
GA
FL
Gulf of Mexico
Naples
Miami

**Raleigh**
**8.2%**

**Miami**
**6.4%**

Source: SNL Financial

11/20/2014

4

Third Quarter Highlights 5 11/20/2014 See reconciliation of non-GAAP measures in appendix. ($ mm's except per share data, growth rates, and metrics) 3Q14 2Q14 3Q13 Net interest income 61.4 1% -6% Provision (reversal) (1.3) -195% -235% Core non-interest income 9.6 -19% -38% Core non-interest expense 50.9 1% -14% Core pretax income 21.4 2% 4% Core net income 13.5 3% 6% Per share $0.27 3% 13% Non-core adjustments (0.2) -71% -84% Net income 13.2 7% 16% Per share $0.27 8% 23% Key Metrics 3Q14 2Q14 3Q13 Net interest margin 4.14% 4.26% 4.45% Core fee ratio 13.6% 16.4% 19.0% Core efficiency ratio 71.6% 69.3% 73.5% Core ROA 0.81% 0.80% 0.76% Core ROTCE 5.9% 5.7% 5.3% % change ■ Record $445 mm of new loans, up 35% YTD ■ Loan portfolio grew sequentially 9% annualized ■ Core ROA improved to 0.81%, up from 0.76% in 3Q13 ■ Core expenses excluding REO expense declined $2.1 mm sequentially ■ Core efficiency ratio excluding legacy credit costs of 59% ■ TBV per share of $19.00

Significantly Improved Returns 6 11/20/2014 Core Return on Tangible Common Equity Core Return on Assets See reconciliation of non-GAAP measures in appendix. Peers Include banks headquartered in FL, NC, SC, and TN with total assets greater than $500mm as of 3Q14. Return on average assets before extraordinary items as defined by SNL Financial. Source: SNL Financial. 0.00% 0.34% 0.56% 0.67% 0.81% 1.00% 2010 2011 2012 2013 3Q14 Target CBF Peer Average 0.0% 2.1% 3.8% 4.8% 5.9% Low double-digit 2010 2011 2012 2013 3Q14 Target

Long Term Growth Story Now Emerging 7 11/20/2014 $ mm’s (1) Excludes effect of Southern Community acquisition. Annualized Growth: +7% -1% +16% +9% 197 251 173 253 251 302 291 409 253 442 445 (270) (290) (292) (410) (340) (349) (414) (334) (259) (266) (343) -500 -400 -300 -200 -100 0 100 200 300 400 500 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 New Loans Booked Payoffs / Amortization Net Portfolio Balance Change 1

9% Annualized Loan Growth, Despite Resolutions 8 11/20/2014 Loan Portfolio (1) Resolution of criticized / classified loans, including collections, foreclosures, and impairments $ mm’s Special Assets $ mm’s 154 129 120 96 90 380 266 237 212 172 258 181 153 152 147 194 130 123 85 86 - 100 200 300 400 500 600 700 800 900 1,000 2012 2013 1Q14 2Q14 3Q14 REO Classified Non-Performing Classified Performing Criticized 986 -50% 706 633 545 496 4,722 4,824 6/ 3 0/ 20 1 4 N ew L oa ns S pe ci a l A ss et R es ol ut io ns P ay do w n s 9/ 3 0/ 20 1 4 445 -78 -265 1 +$102 mm Q/Q

Record $445 mm New Loan Production 9 11/20/2014 New Loans by Geography New Loans by Product $ mm’s $ mm’s Top-Grading the Commercial Salesforce 31 30 31 34 35 23 22 20 19 16 54 52 51 53 51 69% -5 5 15 25 35 45 55 65 3Q13 4Q13 1Q14 2Q14 3Q14 Legacy Employees New Hires New Hires as % of Total 128 227 103 216 176 61 91 62 69 101102 91 88 157 168291 409 253 442 445 3Q13 4Q13 1Q14 2Q14 3Q14 Commercial CRE Consumer / Indirect 65 90 69 152 159 180 198 122 189 162 46 121 62 101 124 291 409 253 442 445 3Q13 4Q13 1Q14 2Q14 3Q14 Florida Carolinas Tennessee ■ New loan production up 35% YTD ■ Commercial / CRE originations up more than 50% per loan officer

Retail Trade 14% Manufacturing 11% Health Care 9% Wholesale Trade 8%Services 7% Real Estate 7% Finance 6% Accomodation / Food Services 6% Mining 5% Construction 4% Transportation 4% Entertainment 4% Professional 4% Information 3% Other 8% Building a High Quality Diversified Portfolio 10 11/20/2014 New Commercial Loans by Industry $3.0 bn New Loan Portfolio by Type Commercial 52% CRE 17% 1-4 Resi 18% Home Equity 3% Consumer / Other 10%

New Loan Portfolio Performing Strongly 11 11/20/2014 ■ New loan portfolio performing better than at least 75% of peers Past Dues vs. Peers Peers include 120 banks headquartered in FL, NC, SC, and TN with total assets >$500 mm . Noncurrent loans = 90+PD + Nonaccruals. Source: SNL 3Q14 Noncurrent Loans vs. Peers 2.72% 1.74% 2.36% 2.40% 0.59% 0.36% 0.70% 0.97% 0.08% 0.32% 0.13% 0.22% CRE Commercial Consumer/ Other Total Peer Average Peer 75th Percentile CBF 1.98% 1.79% 1.69% 1.56% 1.56% 0.31% 0.39% 0.34% 0.26% 0.26% 0.05% 0.13% 0.21% 0.12% 0.14% 3Q13 4Q13 1Q14 2Q14 3Q14 Peer Average Peer 75th Percentile CBF

937 924 1,001 1,000 1,006 1,281 1,322 1,327 1,320 1,310 1,471 1,492 1,482 1,482 1,429 3Q13 4Q13 1Q14 2Q14 3Q14 Noninterest demand NOW Savings & Money Market 3,7453,689 3,738 3,810 3,802 % of Total Deposits 72% 28% 25% 19% (2,749) 187 1,315 633 2 2,268 3,439 6,440 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 Strong Momentum in Net Checking Account Growth 12 11/20/2014 Core Deposit Balances $ mm’s Record Net Checking Account Growth 1,383 2,184 2,873 FL Carolinas TN 3Q14 by Region Checking balances +7% y/y, 44% of total deposits

NIM Declines as Expected 13 11/20/2014 ■ The net interest margin declined by 12 bps in the quarter, in line with expectations, as yields on loans fell and deposit costs were largely flat Purchase Accounting Impact on NIM Yields See reconciliation of non-GAAP measures in appendix. 4.45% 4.52% 4.41% 4.26% 4.14% 3.51% 3.51% 3.53% 3.37% 3.46% 3Q13 4Q13 1Q14 2Q14 3Q14 Net Interest Margin Contractual Net Interest Margin 5.93% 5.88% 5.66% 5.40% 5.17% 1.50% 1.65% 1.71% 1.76% 1.92% Q13 4Q13 1Q14 2Q14 3Q14 Loans Investments

Capital Bank is Asset Sensitive 14 11/20/2014 12-month Net Interest Income at Risk Economic Value of Equity at Risk -0.4% 1.8% 4.0% 5.9% -25 +100 +200 +300 Parallel Interest Rate Shock -0.6% 2.0% 3.5% 4.6% -25 +100 +200 +300 Parallel Interest Rate Shock Economic value of equity = intrinsic value of assets – intrinsic value of liabilities.

Focused on Efficiency 15 11/20/2014 See reconciliation of non-GAAP measures in appendix. Core Efficiency Ratio 76% 73% 72% 59% 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 Core Efficiency Ratio Excluding Legacy Credit Costs Non-interest Expense $ mm’s 51.8 51.1 49.6 49.6 47.5 59.3 56.3 55.2 51.3 51.4 3Q13 4Q13 1Q14 2Q14 3Q14 Non-core adjustments REO expense Core non-interest expense, before REO -13% - 8% Y/Y Change

Capital Bank Investment Highlights 16 Core Return on Tangible Common Equity Core Return on Average Assets Peers Include banks headquartered in FL, NC, SC, and TN with total assets greater than $500mm as of 3Q14. Return on average assets before extraordinary items as defined by SNL Financial. Source: SNL Financial. See reconciliation of non-GAAP measures in appendix. 0.00% 0.34% 0.56% 0.67% 0.81% 1.00% 2010 2011 2012 2013 3Q14 Target CBF Peer Average 0.0% 2.1% 3.8% 4.8% 5.9% Low double-digit 2010 2011 2012 2013 3Q14 Target

Appendix 17 11/20/2014

Reconciliation of Core Noninterest Income / Expense 18 11/20/2014 $ 000's 3Q14 2Q14 1Q14 4Q13 3Q13 Net interest income $61,425 $60,831 $62,453 $65,723 $65,386 Reported non-interest income 9,957 11,887 11,369 13,271 15,280 Less: Securities gains (losses) 317 (28) 174 164 (54) Core non-interest income $9,640 $11,915 $11,195 $13,107 $15,334 Reported non-interest expense $51,418 $51,273 $55,224 $56,251 $59,263 Less: Stock-based compensation expense 242 531 533 942 1,147 Contingent value right expense (income) 278 327 767 299 (776) Conversion and severance expense – – – – 7 Gain on extinguishment of debt – – – – (430) Legal settlement – – – – 11 Core non-interest expense $50,898 $50,415 $53,924 $55,010 $59,304 Core Fee Ratio* 13.6% 16.4% 15.2% 16.6% 19.0% Eff ciency Ratio** 72.0% 70.5% 74.8% 71.2% 73.5% Core Efficiency Ratio*** 71.6% 69.3% 73.2% 69.8% 73.5% * Core Fee Ratio: Core non-interest income / (Net interest income + Core non-interest income) ** Efficiency Ratio: Non-interest expense / (Net interest income + Non-interest income) ***Core Efficiency Ratio: Core non-interest expense / (Net interest income + Core non-interest income)

Reconciliation of Core Net Income 19 11/20/2014 $ 000's Quarter Quarter Quarter Quarter Quarter Quarter Ended Ended Ended Ended Ended Ended 3Q14 3Q14 2Q14 2Q14 3Q13 3Q13 $13,243 $13,243 $12,425 $12,425 $11,444 $11,444 Pre-Tax After-tax Pre-Tax After-tax Pre-Tax After-tax Non-Interest Income Security (gains) losses* (317) (194) 28 17 54 33 Non-Interest Expense 242 148 531 324 1,147 700 - - - - 278 278 327 327 (776) (776) - - - - - - - - 7 4 - - - - (430) (262) - - - - 1,545 1,545 - - - - 11 11 Tax effect of adjustments* 29 N/A (218) N/A (302) N/A 13,475 13,475 $13,093 $13,093 $12,699 $12,699 Average Assets $6,637,179 $6,519,651 $6,680,667 Tangible Common Equity $910,552 $918,160 $951,158 ** ROA 0.80% 0.76% 0.69% *** Core ROA 0.81% 0.80% 0.76% **** Core ROTCE 5.9% 5.7% 5.3% * Tax effected at an income tax rate of 39% ** ROA: Annualized net income / average assets *** Core ROA: Annualized core net income / average assets **** Core ROTCE: Annualized core net income / tangible common equity Net income Adjustments Conversion and severance* Gain on extinguishment of debt Tax adjustment Core Net Income Stock-based compensation* CVR expense (income) Legal settlement

Reconciliation of Annual Core Net Income 20 11/20/2014 $ mm's YTD 2013 2012 2011 2010 $38.8 $55.0 $7.5 $12.0 After-Tax After-Tax After-Tax After-Tax Conversion expenses 0.1 4.5 4.6 1.2 Legal/Merger fees 0.1 1.6 1.5 0.8 Stock-based comp 3.1 11.4 6.0 - Legal settlement - 0.5 - - Insurance Settlement Gain - 1.1 - - Insurance Settlement Expense - (1.1) - - Securities gains (0.1) (5.2) (2.9) - CVR Valuation 2.8 0.3 - - Extinguishment of debt (0.1) 2.0 (0.3) - Professional - - - 1.2 Bargain Purchase Gain - - - (15.2) Tax Gain 1.6 (34.0) - - Intangible Impairment Charge - 0.1 1.8 - Severance 0.0 1.1 - 0.1 $46.3 $37.4 $18.2 $0.1 Average Assets $6,855 $6,619 $5,361 $1,581 Tangible Common Equity $957 $995 $848 $830 **Core ROA 0.67% 0.56% 0.34% 0.00% ***Core ROTCE 4.8% 3.8% 2.1% 0.0% *Tax effected at an income tax rate of 39% **Core ROA: Annualized core net income / average assets ***Core ROTCE: Annualized core net income / tangible common equity Net income Adjustments Core Net Income

Tangible Book Value 21 11/20/2014 (In thousands, except per share data) September 30, 2014 Total common shareholders' equity $1,064,939 Intangibles, net of taxes 146,671 Tangible book value* $918,268 Common shares outstanding 48,331 Tangible book value per share $19.00 * Tangible book value is equal to book value less goodwill and core deposit intangibles, net of related deferred tax liabilities.

Contractual Net Interest Margin 22 11/20/2014 (1) Excludes purchase accounting adjustments $ 000s Average Earning Assets Net Interest Income Net Interest Margin September 30, 2014 Reported 5,911,601 61,660 4.14% Purchase accounting impact (91,982) 10,292 0.68% Contractual Net Interest Margin (1) 3.46% June 30, 2014 Reported 5,756,466 61,077 4.26% Purchase accounting impact (101,062) 12,977 0.89% Contractual Net Interest Margin (1) 3.37% March 31, 2014 Reported 5,774,135 62,721 4.41% Purchase accounting impact (117,732) 12,762 0.88% Contractual Net Interest Margin (1) 3.53% December 31, 2013 Reported 5,790,444 65,997 4.52% Purchase accounting impact (134,367) 15,094 1.01% Contractual Net Interest Margin (1) 3.51% September 30, 2013 Reported 5,847,708 65,640 4.45% Purchase accounting impact (148,206) 14,269 0.94% Contractual Net Interest Margin (1) 3.51%